COMBINATION OF KRATON PERFORMANCE POLYMERS, INC. WITH THE SBC BUSINESS OF LCY CHEMICAL CORP. KRATON PERFORMANCE POLYMERS, INC. KEVIN M. FOGARTY, PRESIDENT AND CHIEF EXECUTIVE OFFICER January 28, 2014

Kraton

Forward-Looking Statements

This presentation includes forward-looking statements that reflect our plans, beliefs, expectations and current views with respect to, among other things, the combination and future events and financial performance. Forward-looking statements are often characterized by the use of words such as "outlook," "believes," "estimates," "expects," "projects," "may," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions, including statements regarding expected synergies from the combination and the costs and timing to obtain them; expectations regarding the accretiveness of the combination; capabilities and advantages of the combined company; whether the transaction will close and the expected timing thereof; projected debt levels and leverage ratios and estimates; and other projected financial metrics, including revenue, margins, ROIC, free cash flow conversion and EBITDA, including components thereof, adjustments thereto and related multiples.

All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed in forward-looking statements. Our expectations and assumptions regarding cost rationalizations, variable cost optimizations and reductions in overhead may not materialize, or our costs to achieve synergies may exceed our estimates, any of which would adversely affect our ability to achieve projected synergies. Our expectations and assumptions regarding the financial performance of the combined company may not materialize, which would adversely affect our ability to achieve expected accretion. Regulatory approvals that are conditions to the closing may not be obtained as anticipated, which could delay or prevent closing of the transaction. Our performance or that of LCY's could be adversely affected by other risks and uncertainties, which would adversely affect the ability of the combined company to achieve expected advantages. In the case of Kraton, these risks and uncertainties include, but are not limited to, those described in our latest Annual Report on Form 10-K, including but not limited to "Part I, Item 1A. Risk Factors" and "Part I, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" therein, and in our other filings with the Securities and Exchange Commission, and include, but are not limited to, risks related to: conditions in the global economy and capital markets; declines in raw material costs; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, from other producers of SBCs and from producers of products that can be substituted for our products; and other factors of which we are currently unaware or deem immaterial. Readers are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date they are made, and we assume no obligation to update such information in light of new information or future events.

Additional Information and Where to Find it

THIS COMMUNICATION DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SECURITIES OF KRATON OR THE COMBINED COMPANY. KRATON WILL FILE A PROXY STATEMENT/PROSPECTUS (AND RELATED REGISTRATION STATEMENT) AND OTHER DOCUMENTS WITH THE SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT (INCLUDING ANY AMENDMENT OR SUPPLEMENTS THERETO) WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING KRATON, LCY AND THE COMBINATION. A DEFINITIVE PROXY STATEMENT/PROSPECTUS WILL BE SENT TO THE SECURITY HOLDERS OF KRATON SEEKING THEIR APPROVAL OF THE COMBINATION. INVESTORS AND SECURITY HOLDERS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT (WHEN AVAILABLE) AND OTHER DOCUMENTS FILED BY KRATON WITH THE SEC AT THE SEC'S WEBSITE AT WWW.SEC.GOV. THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT AND OTHER SUCH DOCUMENTS (RELATING TO KRATON) MAY ALSO BE OBTAINED FOR FREE FROM KRATON BY ACCESSING KRATON'S WEBSITE AT WWW.KRATON.COM

Participants in the Solicitation

Kraton, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from Kraton's stockholders in connection with the combination. Information regarding such persons and a description of their interest in the combination will be contained in the proxy statement/prospectus when it is filed. Information concerning beneficial ownership of Kraton common stock by its directors and certain executive officers is included in its proxy statement dated April 15, 2013 and subsequent statements of changes in beneficial ownership on file with the SEC.

2

USE OF NON-GAAP FINANCIAL MEASURES

This communication includes the use of both GAAP and non-GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. We consider these non-GAAP financial measures important supplemental measures of financial performance and believe they are frequently used by investors, securities analysts and other interested parties in the evaluation of our performance and/or that of other companies in our industry, including period-to-period comparisons. Further, management uses these measures to evaluate operating performance.

These non-GAAP financial measures have limitations as analytical tools and in some cases can vary substantially from other measures of financial performance. You should not consider them in isolation, or as a substitute for analysis of results under GAAP in the United States. In the case of EBITDA, these limitations include: EBITDA does not reflect cash expenditures, or future requirements for capital expenditures or contractual commitments; EBITDA does not reflect changes in, or cash requirements for, working capital needs; EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; EBITDA calculations under the terms of debt agreements may vary from EBITDA presented herein, and our presentation of EBITDA herein is not for purposes of assessing compliance or non-compliance with financial covenants under debt agreements; and other companies in our industry may calculate EBITDA differently from how we do, limiting its usefulness as a comparative measure. As an analytical tool, Adjusted EBITDA is subject to all the limitations applicable to EBITDA. In addition, we prepare Adjusted EBITDA by adjusting EBITDA to eliminate the impact of a number of items we do not consider indicative of ongoing performance, but you should be aware that in the future, expenses similar to the adjustments in this presentation may be incurred. Our presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by unusual or non-recurring items.

3

130912 Board discussion materi ... <Office> 4 Transaction Highlights ▪ Kraton to combine with SBC operations of Taiwan - based LCY Chemical Corp., creating industry leader with $2+ billion in revenue ▪ 2014 revenue and EBITDA for LCY’s SBC business estimated at $801 million and $105 million, respectively ▪ Combination addresses strategic objectives of both Kraton and LCY: ▪ For Kraton - provides increased access to fast - growing markets in Asia along with benefits of LCY’s cost - efficient asset base and strategic sourcing of raw materials in Asia ▪ For LCY - provides access to Kraton’s differentiated products, R&D platform and global market reach ▪ Delivers significant financial benefits ▪ Immediately accretive to Kraton’s earnings ▪ Enables realization of $65 million in annual run - rate cost synergies by 2017 ▪ Improves operating margins, ROIC and cash flow characteristics ▪ Reduces leverage, resulting in strong capital structure and platform for future growth ▪ Effective multiple for LCY’s SBC business (1) : ▪ 6.7x 2014 estimated EBITDA ▪ 4.1x 2014 estimated EBITDA, including run - rate synergies (1) Based upon 1/24/2014 closing price for Kraton common stock

130912 Board discussion materi ... <Office> 5 Transaction Overview Timing ▪ Expected closing fourth quarter 2014 Governance ▪ Kraton’s CEO will lead the combined company ▪ Kraton’s Chairman will serve as Chairman of the combined company for the first two years after close, after which LCY designees on combined Board will select the Chairman for the next two years ▪ The combined Board of Directors will be increased to 14, with LCY designating seven directors and seven Kraton directors continuing ▪ Kraton and LCY shareholder approval ▪ Regulatory authority approvals ▪ Satisfaction of customary closing conditions Closing Conditions ▪ Combined company will become domiciled in the U.K . via a newly - formed U.K. company ▪ Kraton shareholders will exchange each existing share of Kraton common stock for one share of the U.K. company ▪ LCY will contribute its SBC business to the U.K. company in exchange for 32.5 million shares, thereby owning 50% of the combined company ▪ Following the transaction, a total of 65 million shares will be issued and outstanding and will be traded on the NYSE under the existing KRA ticker symbol Structure and Consideration

130912 Board discussion materi ... <Office> 6 LCY to Contribute its SBC Business ▪ Founded in 1965 and listed on the Taiwan Stock Exchange in 1977 (ticker symbol 1704.TW ) ▪ Continued growth and diversification into different lines of business, through organic investment, joint ventures and acquisitions ▪ One of the leading chemical companies in Taiwan with 2013 TTM September revenues of $1.7 billion and operations in Asia, the US and the Middle East ▪ Operates seven business units including styrenic block copolymers (SBC) LCY Chemical Corp. LCY’s SBC Business ▪ Entered the SBC business in 1996 and has grown rapidly in recent years • 1996: construction of first SBC plant in Taiwan • 2003: acquisition of Polimeri Europa’s SBC plant in Baytown, Texas • 2006: construction of SBC plant in Huizhou, China • 20 0 9: addition of 2 nd production line in Huizhou, China • 2013: addition of 3 rd production line in Huizhou, China, adding 100 kT of nameplate capacity ▪ Third largest global SBC producer with 2013 TTM September revenues of $612 million and circa 490 kT nameplate capacity (1) ▪ Significant presence and sales concentration in fast - growing markets with a majority revenues from the Asia Pacific region ▪ Cost - efficient operations and strategic sourcing of raw materials in Asia ▪ Demonstrated growth in USBC sales into core applications such as paving & roofing and footwear at attractive margins driven by cost - efficient operations ▪ Expanding presence in HSBC, particularly in Asia LCY has cost - efficient operations and a leading position in higher growth markets in Asia and especially China (1) Practical capacity is less than nameplate capacity due to production of varying product grades

130912 Board discussion materi ... <Office> 7 Recent Capacity Expansion ▪ In July 2013, LCY completed a world - class USBC facility in China with 100 kT of annual nameplate capacity (1) ▪ Expansion was designed to provide scale efficiencies and enable LCY to support continued growth in the Asian market ▪ No further capital investment required for this project ▪ Full i mpact of this capacity expansion is not reflected in historical financials for LCY’s SBC business LCY’s SBC Business: Positioned for Growth (1) Practical capacity is less than nameplate capacity due to production of varying product grades

130912 Board discussion materi ... <Office> 8 Strategic Benefits of the Combination ▪ Leading innovator ▪ Premier brand with global market presence ▪ Broad product portfolio ▪ Experienced and proven management team Combined Company ▪ Industry leader with $2 + billion in revenue, split evenly between Asia, the Americas, and EMEA ▪ Expanded footprint and presence in fast - growing markets in Asia ▪ Continued commitment to innovation ▪ Diversity of product portfolio ▪ Improved cost structure ▪ Run - rate cost synergies of $ 65 million ▪ Accretive to key operating metrics ▪ Strong cash flow profile and enhanced financial flexibility ▪ Enhanced ability to serve customers’ growth and innovation requirements ▪ Stronger platform to pursue add - on investment and acquisition opportunities ▪ Experienced and proven management team Kraton ▪ Cost - efficient manufacturing base with strategic sourcing of raw materials in Asia ▪ High quality asset base with 100 kT of nameplate USBC capacity (1) in China brought online late 2013 ▪ Access to high - growth Asian markets (especially China) LCY SBC Business Americas 37% Asia 34% EMEA 29% Americas 40% Asia 22% EMEA 38% Americas 30% Asia 60% EMEA 10% Kraton TTM Sept. 2013 Rev.: $ 1,298 million LCY SBC TTM Sept. 2013 Rev.: $612 million Combined PF TTM Sept. 2013 Rev.: $1,910 million (1) Practical capacity is less than nameplate capacity due to production of varying product grades

130912 Board discussion materi ... <Office> 9 Run - rate cost synergies of $65 million are expected to be realized by 2017 ▪ To be achieved through fixed cost rationalization, optimization of variable costs and reductions in overhead costs ▪ Estimated one - time cost to achieve synergies of $70 million Cost Synergies

130912 Board discussion materi ... <Office> 10 LCY SBC Business - Normalized 2013 Adjusted EBITDA ▪ Normalized volume adjustment represents the pro forma effect of 288 kilotons of sales volume (annualized fourth quarter 2013 sales volume of 72 kilotons) versus an estimated 267 kilotons in 2013, reflecting additional volume associated with the implemented capacity expansion in 2013 ▪ Margin adjustment reflects margins more representative of historical performance 2013 Estimate $52 Volume $11 Margin $27 2013 Normalized $90 2014 Estimate $105 Adjusted EBITDA ($ millions)

130912 Board discussion materi ... <Office> 11 Significant Enhancement of Kraton’s Operating and Financial Metrics KRATON COMBINED BUSINESS (without / with synergies) (b) IMPACT (without / with synergies) (b) $1,253 $2,054 +1.6x $150 $255 / $320 +1.7x / +2.1x 12.0% 12.4% / 15.6% +0.4 pts / +3.6 pts 5.3% 7.2% / 10.4% +1.9 pts / +5.1 pts 6.1% 7.2% / 10.5% +1.1 pts / +4.4 pts 2.0x 1.3x / 1.0 x Lower 0.7x / lower 1.0x (a) Defined as (Adj. EBITDA – Capex ) as a percentage of sales (b) Amounts “with synergies” reflect full run rate synergies of $65 million 2014 Adj. EBITDA 2014 Adj. EBITDA MARGIN FREE CASH FLOW CONVERSION(a) 2014 ROIC 2014 REVENUE LEVERAGE Operating EPS accretion in first full year: $ 0.75 - $0.80 per share

130912 Board discussion materi ... <Office> 12 Summary ▪ Strategic ▪ Combines Kraton’s portfolio breadth, R&D capability and global reach with LCY’s cost efficient operations and presence in important markets in Asia ▪ Improves geographic balance of sales and operations ▪ Enables continued focus on R&D and commercialization of innovation platforms supported by growth in core product grades ▪ Operational ▪ Enables cost synergies of $65 million ▪ Financial ▪ Accretive to EPS and operating margins ▪ Improves ROIC ▪ S trong cash flow profile ▪ Deleverages business, establishes strong platform for future growth

130912 Board discussion materi ... <Office> 13 Appendix

130912 Board discussion materi ... <Office> 14 Corporate Governance ▪ Initial Board will consist of 14 Directors: ▪ Seven from Kraton ( including both existing Chairman and Chief Executive Officer) ▪ Seven from LCY (at least three of which would be independent with respect to LCY) ▪ Governance provisions: ▪ LCY standstill and share transfer restrictions for nine years ▪ Indirect (or direct) share transfer of entire LCY shareholding available after year three ▪ Super - majority provisions of Board ▪ LCY’s 50% share of Board would decrease if it sells shares ▪ Conflicts Committee composed solely of non - employee Public Designees ▪ Non - competition provision

130912 Board discussion materi ... <Office> 15 Complementary Footprint Provides Growth Opportunity for Combined Business North America Latin America Source: Company and public data Kraton LCY SBC Business USBC / IR Latex Manufacturing Site Innovation Center USBC USBC/HSBC/Isoprene Rubber Innovation Center Asia USBC USBC/HSBC USBC HSBC (under construction) Innovation Center Europe USBC/HSBC USBC Innovation Center London, England Registered Office of Combined Company (Proposed) Admin. HQ of Combined Company (Proposed)

130912 Board discussion materi ... <Office> 16 Historical Financials Kraton 12 months ended December 9 Months Ended Trailing 12 Months ended ($ Millions) 2010 2011 2012 9/30/2013 9/30/2013 Sales Volume ( kT ) 307 303 313 239 306 Revenue $1,228 $1,437 $1,423 $1,002 $1,298 EBITDA (1) $185 $184 $97 $70 $80 EBITDA Margin 15.1% 12.8% 6.8% 7.0% 6.1% Adjusted EBITDA (1) $195 $194 $113 $82 $95 Adjusted EBITDA Margin 15.9% 13.5% 8.0% 8.2% 7.3% Capex $56 $64 $70 $ 61 $86 Adjusted EBITDA less Capex $139 $130 $ 44 $21 $8 LCY SBC Operations 12 months ended December 9 Months Ended Trailing 12 Months ended ($ Millions) 2010 2011 2012 9/30/2013 9/30/2013 Sales Volume (kT) 197 203 222 195 255 Revenue $433 $570 $619 $458 $612 EBITDA (1) $47 $67 $96 $50 $74 EBITDA Margin 10.8% 11.8% 15.5% 10.9% 12.0% Adjusted EBITDA (1) $49 $65 $92 $45 $ 66 Adjusted EBITDA Margin 11.4% 11.4% 14.9% 9.9% 10.7% Capex $12 $31 $18 $9 $13 Adjusted EBITDA less Capex $ 37 $ 34 $73 $36 $52 (1) Refer to reconciliation of net income ( l oss ) attributable to Kraton and LCY SBC business to EBITDA and Adjusted EBITDA.

130912 Board discussion materi ... <Office> 17 Reconciliation of Net Income (Loss) Attributable to Kraton to EBITDA and Adjusted EBITDA a) Reflects the benefit of the settlement with LyondellBasell . b) Reflects a charge associated with the resolution of a property tax dispute in France. c) Reflects a storm related charge at our Belpre, Ohio facility. d) Includes other professional fees, severance expenses, fees associated with the public offering of our senior notes and the se con dary public offering of our common stock, and charges associated with the restructuring of our European organization. e) Reflects an impairment of long - lived assets, of which $3.4 million and $2.0 million were associated with the HSBC facility and o ther long - term assets, respectively. f) Reflects the non - recurring portion of the $6.1 million of aggregate turnaround costs in 2013. The adjustment relates to the pro duction downtime at our Belpre, Ohio facility, in preparation for the installation of natural gas boilers to replace the coal - burning boilers required by the MACT legislation. g) Reflects the loss on extinguishment of debt arising from a 2011 refinancing. h) Reflects a retirement plan settlement charge associated with a disbursement from a benefit plan upon the retirement of an emp loy ee. i) Reflects $5.3 million of the Asia J.V. pre - startup costs, of which 50% are included in net income/(loss) attributable to Kraton. 9 Months Ended Trailing 12 Months ended Forecast ($ Thousands) 2010 2011 2012 9/30/2013 9/30/2013 2014 Net income (loss) attributable to Kraton $ 96,725 $ 90,925 $(16,191) $ (5,517) $ (34,969) $ 46,909 Net loss attributable to noncontrolling interest - - - (182) (182) (2,800) Consolidated net income (loss) 96,725 90,925 (16,191) (5,699) (35,151) 44,109 Add: Interest expense, net 23,969 29,884 29,303 24,948 32,145 23,126 Income tax expense 15,133 584 19,306 4,372 19,317 4,297 Depreciation and amortization expenses 49,220 62,735 64,554 46,653 63,364 63,202 EBITDA $185,047 $184,128 $ 96,972 $ 70,274 $ 79,675 $ 134,734 EBITDA $185,047 $184,128 $ 96,972 $ 70,274 $ 79,675 $ 134,734 Add (deduct): Settlement gain (a) - - (6,819) - - - Property tax dispute (b) - - 6,211 - - - Storm related charges (c) - - 2,481 - - - Restructuring and other charges (d) 6,387 1,755 1,359 2,302 2,599 - Non-cash compensation expense 3,472 5,459 6,571 6,362 7,688 9,996 Impairment of long-lived assets (e) - - 5,434 - - - Production downtime related to MACT legislation (f) - - - 3,506 3,506 - Loss on extinguishment of debt (g) - 2,985 - - - Retirement plan settlement (h) - - 1,100 1,100 - Pre-startup costs on Asia JV (i) - - - - - 5,270 Adjusted EBITDA $194,906 $194,327 $113,309 $ 82,444 $ 94,568 $ 150,000 12 months ended December

130912 Board discussion materi ... <Office> 18 Reconciliation of Net Income Attributable to LCY SBC Business to EBITDA and Adjusted EBITDA a) Reflects (gain)/losses on currency transactions and financial instruments b) Reflects elimination of allocated corporate overhead costs c) Reflects adjustment for estimated direct overhead costs to support the stand - alone SBC business 9 Months Ended Trailing 12 Months ended ($ Thousands) 2010 2011 2012 9/30/2013 9/30/2013 Combined net income $ 32,123 $ 44,370 $ 64,146 $ 27,501 $ 43,648 Add: Interest expense, net 2,385 2,903 2,633 1,321 1,800 Income tax expense 2,413 8,537 11,748 7,676 10,445 Depreciation and amortization expenses 9,760 11,517 17,367 13,375 17,754 EBITDA $ 46,681 $ 67,327 $ 95,894 $ 49,873 $ 73,647 EBITDA $ 46,681 $ 67,327 $ 95,894 $ 49,873 $ 73,647 Add (deduct): (Gain) / loss on currency transactions and financial instruments (a) 1,283 (3,515) (5,215) (6,028) (9,391) Corporate overhead charges (b) 1,921 2,652 3,078 2,079 2,667 Required additional G&A charges (c) (587) (1,318) (1,781) (749) (1,406) Adjusted EBITDA $ 49,298 $ 65,146 $ 91,976 $ 45,175 $ 65,517 12 months ended December